Exhibit 99.2

Earnings Release October 18, 2006

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares' control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2005, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

Opening Comments Financial highlights Net income for Q3-2006 of $7.9 million - $8.0 million from continuing operations EPS for Q3-2006 of $0.30 for both continuing operations and consolidated Growth of 33% in total loans and 20% in total deposits over Q3-2005 Business dynamics Successful sale of RML division Increased focus on core businesses and more productive use of resources Continuing operations represent modest improvement in net income, ROA and ROE Opportunity to share in upside with RML part of larger mortgage organization Another quarter of strong loan growth Credit quality and provision consistent with annual guidance Improving trends in new businesses

Performance Summary Net income for Q3-2006 at $8.0 million Increase of 29% from Q2-2006 and 8% from Q3-2005 EPS increase of 25% to $0.30 from Q2-2006 and 7% from Q3-2005 EPS increased 11% compared to Q3-2005 as adjusted for FAS 123R Growth in loans Held for investment - 32% growth over Q3-2005; increase of 5% on linked-quarter basis Total loans - 34% growth over Q3-2005; increase of 7% on linked-quarter basis Growth in deposits Demand deposits - 11% growth over Q3-2005; decrease of 1% on linked-quarter basis Total deposits - 32% growth over Q3-2005; increase of 12% on linked-quarter basis Net interest margin at 3.80% Increase of 8 bp over Q3-2005 and decrease of 7 bp from Q2-2006 NIM constrained by loan growth and impact of growth on funding composition Credit quality Net recoveries of $445,000 in Q3-2006 Provision of $750,000 Note: Comparisons based on average balances and results of continuing operations

FINANCIAL REVIEW

Income Statement (in thousands) Q3-06 Q2-06 Q1-06 Q4-05 Q3-05 Net interest income $ 30,101 $ 29,013 $ 26,867 $ 26,321 $ 24,873 Provision for loan losses 750 2,250 - - - Net interest income after provision for loan losses 29,351 26,763 26,867 26,321 24,873 Non-interest income 5,406 4,675 4,418 3,845 3,559 Non-interest expense 22,563 21,968 20,893 18,844 17,144 Income from continuing operations before income taxes 12,194 9,470 10,392 11,322 11,288 Income tax expense 4,157 3,230 3,543 3,833 3,843 Net income from continuing operations $ 8,037 $ 6,240 $ 6,849 $ 7,489 $ 7,445 Income from discontinued operations (after-tax) (167) 101 (206) 256 139 Net income $ 7,870 $ 6,341 $ 6,643 $ 7,745 $ 7,584 Diluted EPS from continuing operations $ .30 $ .24 $ .26 $ .28 $ .28 Diluted EPS $ .30 $ .24 $ .25 $ .29 $ .28 Diluted EPS from continuing operations adjusted for FAS 123R $ .27 $ .27

Performance Evaluation Performance Drivers Net revenue growth of 5.4% from Q2-2006 Net interest income growth driven by exceptional growth in loan portfolio NIM decrease - margins continue to be constrained by: Impact of rapid loan growth on funding composition Effect of loan and lease mix Increase in rates and negative slope of yield curve Operating expense growth of 2.7% from Q2-2006, approximately half of growth in Q2 Expense growth nominal from continuing operations Expense/earning asset ratio still favorable; improvement in efficiency ratio, especially in core operations FAS 123R expense remained unchanged in Q3-2006 at $0.02 versus Q2-2006 Insurance services and leasing LOBs still in growth and development phase, but improvement experienced in Q3-2006 RML sale effective at the end of Q3-2006 and reported as discontinued operations Provision in quarter driven by loan growth and economic factors - remains consistent with previous annual guidance Note: All comparisons based on continuing operations

Key Ratios Q3-2005 Q4-2005 Q1-2006 Q2-2006 Q3-2006 Coninuing Operations 0.0372 0.0387 0.0387 0.0387 0.038 As reported 0.0397 0.0413 0.0409 0.041 0.0401 Q3-2005 Q4-2005 Q1-2006 Q2-2006 Q3-2006 Coninuing Operations 0.603 0.625 0.668 0.652 0.635 As reported 0.649 0.66 0.71 0.687 0.677 Q3-2005 Q4-2005 Q1-2006 Q2-2006 Q3-2006 Coninuing Operations 0.0103 0.0102 0.0091 0.0077 0.0094 As reported 0.0104 0.0104 0.0088 0.0078 0.0091 Continuing Operations Consolidated Q3-2005 Q4-2005 Q1-2006 Q2-2006 Q3-2006 Coninuing Operations 0.1414 0.1405 0.126 0.1121 0.1383 As reported 0.1441 0.1453 0.1222 0.1139 0.1354

Financial Summary (in thousands) Averages Averages Averages Averages Q3 2006 Q2 2006 Q2 2006 Q3 2005 Q3/Q2 % Change YOY % Change Loans held for investment $2,479,057 $2,479,057 $2,360,189 $1,884,161 5% 32% Loans held for sale 150,225 150,225 103,483 85,252 45% 76% Total loans from continuing operations 2,629,282 2,629,282 2,463,672 1,969,413 7% 34% Securities 555,751 555,751 586,548 691,994 (5)% (20)% Demand deposits 464,645 464,645 468,449 420,288 (1)% 11% Total deposits 2,822,511 2,822,511 2,528,355 2,143,436 12% 32% Total assets from continuing operations 3,386,121 3,386,121 3,240,701 2,856,938 4% 19%

Financial Summary (in thousands) Period End Period End Period End Q3 2006 Q2 2006 Q3 2005 Q3/Q2 % Change YOY % Change Loans held for investment $2,543,059 $2,417,814 $1,935,818 5% 31% Loans held for sale 151,255 133,112 84,474 14% 79% Total loans 2,694,314 2,550,926 2,020,292 6% 33% Securities 554,732 573,053 674,792 (3)% (18)% Demand deposits 467,750 532,130 457,333 (12)% 2% Total deposits 2,776,648 2,922,494 2,312,345 (5)% 20% Total assets from continuing operations 3,463,009 3,381,099 2,898,207 2% 19%

QTD Average Balances, Yields and Rates (in thousands) Q3 2006 Q3 2006 Q2 2006 Q2 2006 Q3 2005 Q3 2005 Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Assets Securities $ 555,751 4.80% $ 586,548 4.76% $ 691,994 4.40% Fed funds sold & liquidity investments 3,248 4.89% 1,108 5.79% 38,427 3.52% Loans held for sale 150,225 7.25% 103,483 6.79% 85,252 6.10% Loans held for sale from discontinued operations 27,422 32.96% 33,806 29.21% 35,929 25.83% Loans held for investment 2,479,057 8.57% 2,360,189 8.32% 1,884,161 7.10% Less reserve for loan losses 19,823 - 19,129 - 18,882 - Total loans, net of reserve 2,636,881 8.82% 2,478,349 8.60% 1,986,460 7.46% Total earning assets 3,195,880 8.11% 3,066,005 7.87% 2,716,881 6.63% Total assets $3,413,543 $3,274,507 $2,892,867

QTD Average Balances, Yields and Rates (in thousands) Q3 2006 Q3 2006 Q2 2006 Q2 2006 Q3 2005 Q3 2005 Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Liabilities and Stockholders' Equity Total interest bearing deposits $2,357,866 4.77% $2,059,906 4.36% $1,723,148 3.14% Other borrowings 265,772 5.01% 439,230 4.78% 504,700 3.26% Long-term debt 73,064 7.37% 64,521 7.25% 20,620 7.39% Total interest bearing liabilities 2,696,702 4.86% 2,563,657 4.50% 2,248,468 3.21% Demand deposits 464,645 468,449 420,288 Stockholders' equity 230,563 223,346 208,846 Total liabilities and stockholders' equity $3,413,543 3.84% $3,274,507 3.52% $2,892,867 2.49% Net interest margin 4.01% 4.10% 3.97% Total earning assets from continuing operations $3,168,458 $3,032,199 $2,680,952 Net interest margin from continuing operations 3.80% 3.87% 3.72%

Deposit and Loan Growth Loans HFI* Interest Bearing Deposits Demand Deposits * Excludes loans held for sale. Demand Deposit CAGR: 39% Total Deposit CAGR: 27% Loans Held for Investment CAGR: 26% 2001 2002 2003 2004 2005 Q3-2006 Loans Held for Investment 855 1003 1230 1565 2076 2543 2001 2002 2003 2004 2005 Q3-2006 Demand Deposits 136 239 302 398 512 468 Interest Bearing Deposits 750 858 1103 1392 1983 2309 2001 2002 2003 2004 2005 ($ in millions) Q3-2006 886 1,197 1,445 1,790 2,495 2,777

Revenue and Expense Growth Operating Revenue CAGR: 28% Net Interest Income CAGR: 28% Non-interest Income CAGR: 28% Non-interest Expense CAGR: 26% Net Interest Income Non-interest Income Non-interest Expense 2001 2002 2003 2004 2005 Q3-2006 Non Interest Expense 29432 35370 48430 57340 66126 87232 2001 2002 2003 2004 2005 Q3-2006 Net Interest Income 35055 42246 53155 74742 94130 114641 Non Interest Income 5983 8625 10892 13632 12555 19332 2001 2002 2003 2004 2005^ ($ in thousands) 2006*^ 41,038 50,871 64,047 88,374 106,685 133,973 * 2006 annualized through 9/30/2006. ^ 2005 and 2006 reflect continuing operations.

Credit Quality Credit quality remains strong Net recoveries of $445,000 in Q3-2006 (7 bps) NCO ratio - only 5 bps for last 12 months Total NCOs for last 2 years $1.1 million, 3 bps Provision of $750,000 in Q3-2006 Growth of portfolio Consistent with historical methodology reflecting related economic factors Reserve position remains high as multiple of historical NCOs and NPLs Non-accrual loans remain low at 25 bps

Credit Quality Reserve / Loans .82% .91% 1.20% 1.44% 1.45% Non-accrual loans + ORE to loans + ORE ..29% ..27% ..37% ..83% ..28% Reserve to non-accruals 3.2x 3.3x 3.2x 1.7x 5.2x Reserve to NPL 2.3x 2.2x 3.1x 1.7x 5.0x Net Charge-offs / Average Loans YTD Q3-2006 2005 2004 2003 2002

Closing Comments Closing comments Strong growth continues Economic outlook remains positive Confident of continued growth

Q & A

Continuing Operations Details Q1-06 as reported RML Q1-06 as adjusted Q2-06 as reported RML Q2-06 as adjusted Q3-06 as reported RML Q3-06 as adjusted Net interest income $ 28,721 $ 1,854 $ 26,867 $ 31,126 $ 2,113 $ 29,013 $ 32,073 $ 1,972 $ 30,101 Provision for loan losses - - - 2,250 - 2,250 750 - 750 Net interest income after provision for loan losses 28,721 1,854 26,867 28,876 2,113 26,763 31,323 1,972 29,351 Non-interest income 6,072 1,654 4,418 6,859 2,184 4,675 7,225 1,819 5,406 Non-interest expense 24,713 3,820 20,893 26,112 4,144 21,968 26,608 4,045 22,563 Pre-tax income from continuing operations 10,080 (312) 10,392 9,623 153 9,470 11,940 (254) 12,194 Income tax expense (benefit) 3,437 (106) 3,543 3,282 52 3,230 4,070 (87) 4,157 Net income $ 6,643 $ (206) $ 6,849 $ 6,341 $ 101 $ 6,240 $ 7,870 $ (167) $ 8,037 EPS $ .25 $ .26 $ .24 $ .24 $ .30 $ .30 Key Ratios: NIM 4.09% 3.87% 4.10% 3.87% 4.01% 3.80% ROA 0.88% 0.91% 0.78% 0.77% 0.91% 0.94% ROE 12.22% 12.60% 11.39% 11.21% 13.54% 13.83% Non-interest income / EA 0.86% 0.63% 0.90% 0.62% 0.90% 0.68% NIE / EA 3.49% 2.98% 3.42% 2.91% 3.30% 2.83% Efficiency 71.0% 66.8% 68.7% 65.2% 67.7% 63.5% Leverage 14.0 13.8 14.7 14.5 14.8 14.7

Continuing Operations Details Q1-05 as reported RML Q1-05 as adjusted Q2-05 as reported RML Q2-05 as adjusted Q3-05 as reported RML Q3-05 as adjusted Q4-05 as reported RML Q4-05 as adjusted Net interest income $ 21,668 $ 1,388 $ 20,280 $ 24,484 $ 1,828 $ 22,656 $ 26,958 $ 2,085 $ 24,873 $ 28,461 $ 2,140 $ 26,321 Provision for loan losses - - - - - - - - - - - - Net interest income after provision for loan losses 21,668 1,388 20,280 24,484 1,828 22,656 26,958 2,085 24,873 29,461 2,140 26,321 Non-interest income 4,179 1,779 2,400 4,694 1,943 2,751 5,790 2,231 3,559 5,986 2,141 3,845 Non-interest expense 17,854 3,097 14,757 19,190 3,809 15,381 21,249 4,105 17,144 22,736 3,892 18,844 Pre-tax income from continuing operations 7,993 70 7,923 9,988 (38) 10,026 11,499 211 11,288 11,711 389 11,322 Income tax expense (benefit) 2,717 24 2,693 3,401 (13) 3,414 3,915 72 3,843 3,966 133 3,833 Net income $ 5,276 $ 46 $ 5,230 $ 6,587 $ (25) $ 6,612 $ 7,584 $ 139 $ 7,445 $ 7,745 $ 256 $ 7,489 EPS $ .20 $ .20 $ .25 $ .25 $ .28 $ .28 $ .29 $ .28 Key Ratios: NIM 3.61% 3.41% 3.88% 3.63% 3.97% 3.72% 4.13% 3.87% ROA 0.82% 0.82% 0.97% 0.98% 1.04% 1.03% 1.04% 1.02% ROE 10.89% 10.79% 13.14% 13.18% 14.41% 14.14% 14.53% 14.05% Non-interest income / EA 0.69% 0.40% 0.74% 0.44% 0.85% 0.53% 0.85% 0.55% NIE / EA 2.94% 2.46% 3.01% 2.44% 3.10% 2.54% 3.28% 2.74% Efficiency 69.1% 65.1% 65.8% 60.5% 64.9% 60.3% 66.0% 62.5% Leverage 13.3 13.2 13.5 13.4 13.9 13.7 13.9 13.8